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                                                                   Exhibit 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                     11% SENIOR SUBORDINATED NOTES DUE 2006
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                              ROYAL OAK MINES INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Royal Oak Mines Inc. (the "Company") made pursuant to the Prospectus, dated October 9, 1996 (the "Prospectus"), if certificates for the outstanding 11% Senior Subordinated Notes Due 2006 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Mellon Bank, F.S.B. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                      MELLON BANK, F.S.B., EXCHANGE AGENT

                      BY MAIL, HAND OR OVERNIGHT COURIER:

                              Mellon Bank, F.S.B.
                             c/o Mellon Bank, N.A.
                         2 Mellon Bank Center, Room 325
                           Pittsburgh, PA 15259-0001
                     Attention: Elaine Renn, Vice President

                                 BY FACSIMILE:

                                 (412) 234-9196

                             CONFIRM BY TELEPHONE:

                                 (412) 234-4694

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$___________________________________________________________

Certificate Nos. (if available):

____________________________________________________________

Total Principal Amount Represented by Certificate(s):

$___________________________________________________________

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

____________________________________________________________
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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

_______________________________________________________________________________

                                PLEASE SIGN HERE

X_____________________________________    _____________________________________


X_____________________________________    _____________________________________
      Signature(s) of Owner(s)                             Date
      or Authorized Signatory

Area Code and Telephone Number:_________________________

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):        _______________________________________________________________

                _______________________________________________________________

                _______________________________________________________________

                _______________________________________________________________

Capacity:       _______________________________________________________________

                _______________________________________________________________

Address(es):    _______________________________________________________________

                _______________________________________________________________

Account Number: _______________________________________________________________

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

Area Code & Telephone No. ______________________________________________________

Authorized signature ___________________________________________________________

Name ___________________________________________________________________________
     (Please Type or Print)

Title __________________________________________________________________________

Date ___________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.